                                                                    EXHIBIT 99.1

                              (HANOVER LETTERHEAD)

For further information, contact:
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
John A. Burchett, CEO, or J. Holly Loux, CFO
732/548-0101

                   HANOVER CAPITAL MORTGAGE HOLDINGS APPOINTS
                     IRMA N. TAVARES CHIEF OPERATING OFFICER

         EDISON, NEW JERSEY, OCTOBER 25, 2004 - Hanover Capital Mortgage Holdings, Inc. (AMEX: HCM) announced that Irma N. Tavares was appointed Chief Operating Officer, effective today. In this newly created position, Ms. Tavares will manage the activities of the organization in support of its policies, goals and objectives for expected future growth. She will continue to report directly to John A. Burchett, Chairman, President and CEO.

Ms. Tavares will remain a member of the Board of Directors, a position she has held since the Company's inception in June 1997. Before joining Hanover, Ms. Tavares served in various mortgage-related trading and operational positions at Citicorp Investment Bank and Bankers Trust Company.

"This promotion for Irma is well deserved based on her accomplishments and capabilities. With Irma as Chief Operating Officer, Hanover will more broadly benefit from her management skills and operating expertise, driving greater companywide execution and enhancing shareholder returns," Mr. Burchett said.

"Hanover is in the best position in its history to execute our growth initiatives," said Ms. Tavares. "The combination of Hanover's companywide expertise in credit risk management and its superior leadership team continue to result in strong returns and dividend growth. I am excited to further develop Hanover's growth capability and to positively impact its direction."

Hanover Capital Mortgage Holdings, Inc. is a mortgage REIT with offices throughout the country staffed by seasoned mortgage capital markets professionals. HCM invests in mortgage-backed securities and, to a lesser extent, mortgage loans and engages in non-interest income-generating activities through its subsidiaries, HanoverTrade, Inc. and Hanover Capital Partners Ltd. HanoverTrade provides loan sale advisory and traditional loan brokerage services, technology solutions and valuation services. HanoverTrade also brokers loan pools, mortgage servicing rights and other similar assets through an Internet-based exchange. Hanover Capital Partners provides consulting and advisory services for third parties, including loan sale advisory services, loan file due diligence reviews, staffing solutions and mortgage assignment and collateral rectification services. For further information, visit HCM's Web site at www.hanovercapitalholdings.com.

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). HANOVER IS INCLUDING THIS CAUTIONARY STATEMENT TO MAKE APPLICABLE AND TAKE ADVANTAGE OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS, TO DIFFER MATERIALLY FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS. THE FORWARD-LOOKING STATEMENTS ARE BASED ON HANOVER'S CURRENT BELIEF, INTENTIONS AND EXPECTATIONS. THESE STATEMENTS ARE NOT GUARANTEES OR INDICATIVE OF FUTURE PERFORMANCE. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE FORWARD-LOOKING STATEMENTS WITH RESPECT TO HANOVER INCLUDE, BUT ARE NOT LIMITED TO, THOSE FACTORS, RISKS AND UNCERTAINTIES THAT ARE DESCRIBED IN ITEM 1 OF HANOVER'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AND IN OTHER SECURITIES

FILINGS BY HANOVER. HANOVER'S FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF AND HANOVER UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE INFORMATION CONTAINED IN THIS ANNOUNCEMENT WHETHER AS A RESULT OF NEW INFORMATION, SUBSEQUENT EVENTS OR CIRCUMSTANCES OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

                                     # # # #